Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #1: Small Cap Stock Portfolio, purchase of Avici Systems, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Morgan Stanley & Co. Morgan Stanley & Co. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 2,000 shares of common stock of Avici Systems, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $31 per share on July 27, 2000. The underwriting spread paid was $2.17 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.03% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.47%. This purchase represented 0.06% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 third quarter meeting as well as information supporting the reasonableness of the $2.17 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.



Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #2: Small Cap Stock Portfolio, purchase of Speechworks International Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Hambrecht & Quist. Hambrecht & Quist was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 810 shares of common stock of Speechworks International Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $20 per share on August 1, 2000. The underwriting spread paid was $1.40 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.16%. This purchase represented 0.02% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 third quarter meeting as well as information supporting the reasonableness of the $1.40 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.





Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #3:Small Cap Stock Portfolio, purchase of Cosine Communications Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
       Goldman Sachs & Co. Goldman Sachs & Co. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 2,900 shares of common stock of Cosine Communications
 Inc, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $23 per share on September 25, 2000. The underwriting spread paid was $1.61 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.03% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.69%. This purchase represented 0.06% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 third quarter meeting as well as information supporting the reasonableness of the $1.61 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.





Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #4: Select Equity Portfolio, purchase of  Tycom LTD.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        M.R. Beal & Co., SBC Warburg Inc., First Boston Brokerage and Goldman Sachs & Co. M.R. Beal & Co., SBC Warburg Inc., First Boston Brokerage and Goldman Sachs & Co. were affiliated underwriters of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The Select Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 22,000 shares of common stock of Tycom LTD., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $32 per share on July 26, 2000. The underwriting spread paid was $1.60 per share. The percentage of the offering purchased by the Select Equity Portfolio was 0.04% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.89%. This purchase represented 0.28% of the Select Equity Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 third quarter meeting as well as information supporting the reasonableness of the $1.60 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #5: Select Equity Portfolio, purchase of  Corvis Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Robertson Stephens & First Boston. Robertson Stephens & First Boston were not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The Select Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 4,400 shares of common stock of Corvis Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $36 per share on July 27, 2000. The underwriting spread paid was $2.52 per share. The percentage of the offering purchased by the Select Equity Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.29%. This purchase represented 0.06% of the Select Equity Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 third quarter meeting as well as information supporting the reasonableness of the $2.52 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.









Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #6: Large Cap Stock Portfolio, purchase of  Corvis Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        First Boston & Hambrecht and Quist. First Boston & Hambrecht and Quist were not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The Large Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 590 shares of common stock of Corvis Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $36 per share on July 27, 2000. The underwriting spread paid was $2.52 per share. The percentage of the offering purchased by the Large Cap Stock Portfolio was 0.00% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.29%. This purchase represented 0.01% of the Large Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 third quarter meeting as well as information supporting the reasonableness of the $2.52 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.










Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #7:Small Cap Stock Portfolio, purchase of Oplink Communications Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        Robertson Stephens. Robertson Stephens was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 3,500 shares of common stock of Oplink Communications Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $18 per share on October 4, 2000. The underwriting spread paid was $1.26 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.59%. This purchase represented 0.06% of the Small Cap Stock Portfolio's assets The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 fourth quarter meeting as well as information supporting the reasonableness of the $1.26 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.











Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #8: Small Cap Stock Portfolio, purchase Optical Communication Products, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
        SBC Warburg Inc. SBC Warburg Inc. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
        The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 5,300 shares of common stock of Optical Communication Products, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $11 per share on November 3, 2000. The underwriting spread paid was $0.77 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.05% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.88%. This purchase represented 0.05% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 fourth quarter meeting as well as information supporting the reasonableness of the $0.77 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.











Cova Series Trust
Form: N-SAR December 31, 2000
Attachment - Item 77O


                        Transactions effected pursuant to Rule 10f-3


Transaction #9:  Select Equity Portfolio, purchase Corning, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
       Goldman Sachs & Co. Goldman Sachs & Co. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
       The Select Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 19,800 shares of common stock of Corning, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $71.25 per share on November 2, 2000. The underwriting spread paid was $1.96 per share. The percentage of the offering purchased by the Select Equity Portfolio was 0.07% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.96%. This purchase represented 0.57% of the Select Equity Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

        The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2000 fourth quarter meeting as well as information supporting the reasonableness of the $1.96 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.